HEWITT SERIES TRUST

Supplement dated February 29, 2016,

to the Registration Statement, dated April 30, 2015,

for the Hewitt Money Market Fund

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information (“SAI”) of the Hewitt Money Market Fund (the “Fund”), series of Hewitt Series Trust (the “Trust”).

In response to the Securities and Exchange Commission’s amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, the Board of Trustees (the “Board”) of the Trust has approved changes (which are anticipated to become effective on or about April 30, 2016) to the Fund’s principal investment strategies, thereby allowing the Fund to operate as a “government money market fund.” Under amended Rule 2a-7, a government money market fund is a money market fund that invests at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

By operating as a government money market fund, the Fund will continue to seek to maintain a stable net asset value. Additionally, the Fund will be exempt from certain provisions of amended Rule 2a-7 that require money market funds to impose liquidity fees and/or redemption gates. Currently, the Fund has no intention to impose such liquidity fees or redemption gates. However, the Board reserves the right to impose liquidity fees and/or redemption gates in the future should circumstances warrant.

In addition, effective on or about April 30, 2016, the Fund no longer will invest all of its assets in the Money Market Master Portfolio, a series of the Master Investment Portfolio (“MIP”). Instead, the Fund will pursue its investment objective by investing all of its investable assets in the Treasury Money Market Master Portfolio, another series of the MIP.

Additional information about these and other changes to the principal risks and investments of the Fund will be set forth in an amendment to the Fund’s Prospectus and Statement of Additional Information, which will be available to the Fund’s shareholders on or about April 30, 2016.

Please Retain This Supplement For Future Reference.